Exhibit 99.1

Acacia Research Streamlines Capital Structure, Strengthens

Financial Base, Creating a Corporate Acquisition Platform

Backed by Starboard Value LP

CEO Clifford Press Announces Retirement With Successful Completion of this Transformation

Starboard to Invest Over $245 Million in Additional Capital and Convert All Ownership Interests to Common Shares; Starboard’s Gavin Molinelli to be Appointed Chair of Acacia’s Board

Acacia to Conduct Rights Offering at $5.25 per share for All Shareholders and Starboard Commits to Buy at Least 15 Million Shares; Acacia to Have Expected Book Value of $5.37 and Adjusted Book Value of $5.63

New York, NY, October 31, 2022 - Acacia Research Corporation (Nasdaq: ACTG) (“Acacia” or the “Company”) and Starboard Value LP (“Starboard”), an investment adviser with a focused and fundamental approach to investing in publicly traded U.S. companies, today announced an agreement to streamline the Company’s capital structure, further strengthen its financial position, and position it as a unique Starboard-backed corporate acquisition platform. As a result of the agreement, which provides for Starboard converting its ownership interests to common shares, Acacia has enhanced its ability to be a strategic acquirer of operating companies and positioned all of the Company’s shareholders to be invested on the same terms as Starboard.

Acacia also announced that Chief Executive Officer Clifford Press will retire from his CEO and Board position, having overseen Acacia’s transformation, first as a board member, then as CEO, for the last four years. MJ McNulty has been appointed as interim-Chief Executive Officer. Mr. McNulty has served as Chief Operating Officer and Head of M&A at Acacia since March 2022. The Board will conduct a search for a permanent successor.

Transaction Highlights

Bolstering of Differentiated Corporate Acquisition Platform

•	Provides additional capital and strengthens Starboard’s strategic relationship
•	Gavin Molinelli, Partner and Portfolio Manager at Starboard, will join Acacia’s Board of Directors (the “Board”) as Chair

Streamlined Capital Structure

•	Starboard will exercise its 5 million Series A Warrants at the $3.65 per share exercise price, which will result in an approximately 11.5% common equity ownership in Acacia and an approximately 27.5% voting interest, inclusive of existing Convertible Preferred.
•	Acacia will commence a rights offering (the “Rights Offering”) in the first quarter of 2023, offering 0.25 new shares per fully diluted share outstanding, with a maximum of more than 38 million shares. The offering price will be $5.25 per share. Starboard has committed to purchase at least 15 million shares in the Rights Offering.
•	Starboard has agreed to exercise its remaining approximately 31.5 million Series B Warrants at the $3.65 exercise price, subject to certain closing conditions, including regulatory approval.

•	Starboard has agreed to convert its $35 million of Series A Preferred Stock into common stock at the conversion price of $3.65, subject to the approval of an amended certificate of designation at Acacia’s 2023 Annual Meeting.
•	Following the consummation of the transactions, Acacia’s capital structure will consist entirely of common stock, eliminating $133.2 million of derivative liabilities[1] and $95 million of debt and preferred stock obligations. Starboard will receive $75 million in total foregone option value payments in exchange for the early exercise and early conversion of the derivatives.

Strengthened Capital Base

•	Acacia’s cash and marketable securities will be at least $390 million, with the potential for approximately $122 million in additional cash to be raised through the Rights Offering.
•	Reflecting these transactions, and the completion of Acacia's share repurchase program in July, Acacia’s pro forma book value is expected to increase by at least $265.7 million to $534.0 million, or $5.37 per share, and will reflect potentially greater book value depending on shareholder participation in the Rights Offering. Additionally, for certain assets that are carried on the basis of cost, in accordance with GAAP, management believes the fair value of these assets are higher, by an estimated $26 million. Adjusting pro forma book value per share to reflect this differential results in an adjusted pro forma book value per share of $5.63, and will reflect potentially greater book value, depending on shareholder participation in the rights offering.
•	Starboard’s capital investment will be at least $245 million, including approximately $115 million for exercise of the Series B Warrants, $35 million for conversion of the Convertible Preferred, $18 million for the exercise of the Series A Warrants and at least $78 million of new investment upon issuance of new shares at $5.25 per share.

Clifford Press, Chief Executive Officer, commented, “This transaction simplifies Acacia’s capital structure, bolsters access to resources to pursue acquisitions, and, most importantly, provides a fully-aligned format to leverage Starboard’s strong standing in the capital markets. The transaction is specifically structured to give Acacia access to an appropriate amount of capital for our research and transaction teams to deploy. Acacia will continue to acquire attractive undervalued assets and businesses and build upon this strong partnership with Starboard.”

Mr. Press added, “Our Board’s Special Committee negotiated with Starboard to establish a stronger platform, with an optimized capital structure and expanded financial resources. Today’s announcement is the result of that engagement, and together we have created an acquisition platform that enables Starboard and all shareholders the opportunity to invest on the same basis. I am enormously grateful to the Board and everyone on the Acacia team for their hard work these last few years, and I am extremely proud of the platform that we have established.”

Mr. Molinelli commented, “We believe that following this transaction, Acacia is a simplified vehicle that is unique in the capital markets – a corporate acquirer with a broad mandate and a flexible capital base. This new structure represents an ideal long-term operating model, positioning Starboard alongside common shareholders in a clean, well-capitalized platform for value creation.”

Jeff Smith, CEO of Starboard Value, said “We’d like to thank Clifford for his achievement in executing the development of the platform we have today. Under his leadership, Acacia has created substantial value for shareholders and set the stage for an exciting opportunity. Starboard is excited to continue working with Acacia to develop this unique and flexible acquisition platform. Acacia can acquire both public and private companies, take public equity positions, catalyze transactions, and pursue other opportunistic investments.”

The transaction was negotiated by a special committee of directors not affiliated or associated with Starboard Value LP formed for the purpose of evaluating a possible transaction involving Starboard’s securities in Acacia. Lazard Frères & Co. LLC acted as financial advisor and Weil, Gotshal & Manges LLP acted as legal counsel to the Special Committee in connection with the transaction.

1As of June 30, 2022

Additional details about the transaction are included in a Form 8-K, which will be filed with the Securities and Exchange Commission.

About Gavin Molinelli

Gavin Molinelli is a Partner and Portfolio Manager of Starboard Value LP. Over the past 10 years, Mr. Molinelli has served on the boards of Forest City Realty Trust, Inc., Depomed, Inc., and Wausau Paper Corp. Prior to Starboard’s independent firm formation in 2011, as a spin-off, Mr. Molinelli was a Director and an Investment Analyst at Ramius LLC for the funds that comprised the Value and Opportunity investment platform. Previously, Mr. Molinelli was an analyst in the Technology Investment Banking group at Banc of America Securities LLC. Mr. Molinelli received a B.A. in Economics from Washington and Lee University.

Use of Adjusted Pro Forma Book Value in this Release

In this release we present pro forma book value in order to reflect the impact of the agreement on Acacia’s book value. We also present adjusted pro forma book value, which is a non-GAAP measure that we present in order to assist investors and other interested parties in understanding management’s views of the fair value of certain of the Company’s assets that are otherwise carried on the basis of cost under GAAP. Management believes a presentation of book value that reflects management’s belief as to the fair value of those assets, rather than their cost, presents a useful measure for investors. However, this calculation has its limitations as an analytical tool and should not be considered in isolation or as a substitute for an analysis of unadjusted book value calculated in accordance with GAAP.

About Acacia Research

Acacia is a permanent capital platform with a strategy to purchase businesses based on the differentials between public and private market valuations. Acacia leverages its (i) access to flexible capital that can be deployed opportunistically as a result of its strategic partnership with Starboard Value LP, (ii) disciplined focus on identifying opportunities where it can be an advantaged buyer, initiate a transaction opportunity spontaneously, avoid a traditional sale process and complete the purchase of a business, division or other asset at an attractive price, (iii) willingness to invest across industries and in off-the-run, often misunderstood assets that suffer from a complexity or multi-factor discount, (iv) relationships and partnership abilities across functions and sectors, and (v) strong expertise in corporate governance and operational transformation. Acacia seeks to identify opportunities where it believes it is an advantaged buyer, where it can avoid structured sale processes and create the opportunity to purchase businesses, divisions and/or assets of companies at an attractive price due to Acacia’s unique capabilities, relationships or expertise, or Acacia believes the target would be worth more to it than to other buyers. Additional information about Acacia and its subsidiaries is available at www.acaciaresearch.com.

About Starboard Value, LP

Starboard Value LP is a New York-based investment adviser with a focused and fundamental approach to investing in publicly traded U.S. companies. Starboard seeks to invest in deeply undervalued companies and actively engage with management teams and boards of directors to identify and execute on opportunities to unlock value for the benefit of all shareholders. Starboard’s principals have managed investments in this manner since 2002.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed transaction between the Company and Starboard. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, the Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Stockholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov or on the Company’s investor relations website at https://www.acaciaresearch.com/#InvestorRelations as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Report on Form 10-K filed on March 31, 2022. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s Form 10-K filed on March 31, 2022, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the Company’s website at https://www.acaciaresearch.com/#InvestorRelations.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this communication, or incorporated by reference into this communication, are forward-looking statements. Throughout this communication, we have attempted to identify forward-looking statements by using words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecasts,” “goal,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” or other forms of these words or similar words or expressions or the negative thereof, although not all forward-looking statements contain these terms. Forward-looking statements address future events and conditions concerning, among other things, acquisition and development activities, financial results of our acquired businesses, intellectual property, or IP, licensing and enforcement activities, other related business activities, the impact of the COVID-19 pandemic, capital expenditures, earnings, litigation, regulatory matters, markets for our services, liquidity and capital resources and accounting matters. Forward-looking statements are subject to substantial risks and uncertainties that could cause our future business, financial condition, results of operations or performance to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this communication. All of our forward-looking statements include assumptions underlying or relating to such statements that may cause actual results to differ materially from those that we are currently expecting, and are subject to numerous factors that present considerable risks and uncertainties, including, without limitation: our costly acquisitions of and investment in operating businesses and intellectual property; our ability to attract and retain employees and management teams of our operating businesses, the loss of any of whom could materially adversely affect our financial condition, business and results of operations; our relationship with Starboard Value LP; the due diligence process we undertake in connection with new acquisitions of operating businesses or intellectual property assets; our acquisition of privately held companies; we may be deemed to be an investment company under the Investment Company Act of 1940, as amended; our outsourcing of a number of services to third-party service providers, which are subject to disruptions, delays, and decrease in our control, which could adversely impact our results of operations; recent U.S. tax legislation; cybersecurity incidents; and public health threats such as COVID-19.

We caution that the foregoing list of important factors that may affect future results is not exhaustive. You should not rely on forward-looking statements as predictions of future events. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements or information, whether written or oral, that may be as a result of new information, future events or otherwise.

Investor Contact:

FNK IR

Rob Fink, 646-809-4048

actg@fnkir.com